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                                                                    Exhibit 10.4

                               J. CREW GROUP, INC.
                           2003 EQUITY INCENTIVE PLAN

1.       Purpose of the Plan

         The purpose of the J. Crew Group, Inc. 2003 Equity Incentive Plan (the "Plan") is to promote the interests of the Company and its stockholders by providing the Company's key employees and consultants with an appropriate incentive to encourage them to continue in the employ of the Company and to improve the growth and profitability of the Company.

2.       Definitions

         As used in this Plan, the following capitalized terms shall have the following meanings:

         (a) "Affiliate" shall mean the Company and any of its direct or indirect subsidiaries.

         (b) "Award" shall mean an Option or shares of Restricted Stock granted to a Participant pursuant to the terms of the Plan and as evidenced by a Grant Agreement.

         (c) "Board" shall mean the Board of Directors of the Company.

         (d) "Cause" shall mean, when used in connection with the termination of a Participant's Employment, unless otherwise provided in the Participant's Grant Agreement, the termination of the Participant's Employment by the Company or an Affiliate on account of (i) the willful violation by the Participant of any federal or state law or any rule of the Company or any Affiliate, (ii) a breach by a Participant of the Participant's duty of loyalty to the Company and its Affiliates in contemplation of the Participant's termination of Employment, such as the Participant's pre-termination of Employment solicitation of customers or employees of the Company or an Affiliate, (iii) the Participant's unauthorized removal from the premises of the Company or Affiliate of any document (in any medium or form) relating to the Company or an Affiliate or the customers of the Company or an Affiliate, or (iv) any gross negligence in connection with the performance of the Participant's duties as an Employee. Any rights the Company or an Affiliate may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company or Affiliate may have under any other agreement with the Employee or at law or in equity. If, subsequent to a Participant's termination of Employment, it is discovered that such Participant's Employment could have been terminated for Cause, the Participant's Employment shall, at the election of the Committee, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

         (e) "Change in Control" shall mean the occurrence of any of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or JCC to any Person or group of related persons for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any affiliates thereof other than to TPG Partnership II, L.P. or any of its affiliates (hereinafter "TPG II") or Millard S. Drexler or any entity that is directly or indirectly controlled by Millard S.

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Drexler (hereinafter "MD" and together with TPG II, "TPG Group"); (ii) the approval by the holders of capital stock of the Company or JCC of any plan or proposal for the liquidation or dissolution of the Company or JCC, as the case may be; (iii) (A) any Person or Group (other than TPG Group) shall become the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, of shares representing more than 40% of the aggregate voting power of the issued and outstanding stock entitled to vote in the election of directors, managers or trustees (the "Voting Stock") of the Company or JCC and (B) TPG Group beneficially owns, directly or indirectly, in the aggregate a lesser percentage of the Voting Stock of the Company than such other Person or Group; (iv) the replacement of a majority of the Board of Directors of the Company or JCC over a two-year period from the directors who constituted the Board of Directors of the Company or JCC, as the case may be, at the beginning of such period, and such replacement shall not have been approved either by TPG Group or by a vote of at least a majority of the Board of Directors of the Company or JCC, as the case may be, then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved or who were nominated by, or designees of, TPG Group; (v) any Person or Group other than TPG Group shall have acquired the power to elect a majority of the members of the Board of Directors of the Company; or (vi) a merger or consolidation of the Company with another entity in which holders of the Common Stock of the Company immediately prior to the consummation of the transaction hold, directly or indirectly, immediately following the consummation of the transaction, 50% or less of the common equity interest in the surviving corporation in such transaction.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (g) "Commission" shall mean the U.S. Securities and Exchange
Commission.

         (h) "Committee" shall mean the Committee appointed by the Board pursuant to Section 3 of the Plan.

         (i) "Common Stock" shall mean the common stock of the Company.

         (j) "Company" shall mean J. Crew Group, Inc.

         (k) "Disability" shall mean a permanent disability as defined in the Company's or an Affiliate's disability plans, or as defined from time to time by the Company, in its discretion, or as specified in the Participant's Grant Agreement.

         (l) "EBITDA" shall mean, for any period, the consolidated earnings (losses) of the Company and its affiliates before extraordinary items and the cumulative effect of accounting changes, as determined by the Company in accordance with U.S. generally accepted accounting principles, and before interest (expense or income), taxes, depreciation, amortization, non-cash gains and losses from sales of assets other than in the ordinary course of business, Transaction Costs and Valuation Adjustments. For purposes of clarification, in determining EBITDA, consolidated earnings shall be reduced (or, with respect to losses, increased), but only once, by compensation expenses attributable to this Plan and any other compensation plan, program or

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arrangement of the Company or any of its affiliates, to the extent such expenses are recorded in accordance with U.S. generally accepted accounting principles.
In the event of the occurrence of any business combination transaction affecting the earnings or indebtedness of the Company, including (without limitation) any transaction accounted for as a pooling or as a recapitalization, the Committee shall adjust EBITDA as the Committee shall in good faith consider necessary or appropriate, including (without limitation) to reflect transaction-related costs attributable to such accounting method ("Transaction Costs").

         (m) "Eligible Employee" shall mean (i) any Employee who is a key executive of the Company or an Affiliate, or (ii) certain other Employees, directors or consultants who, in the judgment of the Committee, should be eligible to participate in the Plan due to the services they perform on behalf of the Company or an Affiliate.

         (n) "Employment" shall mean employment with the Company or any Affiliate and shall include the provision of services as a director or consultant for the Company or any Affiliate. "Employee" and "Employed" shall have correlative meanings.

         (o) "Exercise Date" shall have the meaning set forth in Section 5.10 herein.

         (p) "Exercise Notice" shall have the meaning set forth in Section 5.10 herein.

         (q) "Exercise Price" shall mean the price that the Participant must pay under the Option for each share of Common Stock as determined by the Committee for each Grant and specified in the Stock Option Grant Agreements.

         (r) "Fair Market Value" shall mean, as of any date:

         (1) prior to the existence of a Public Market for the Common Stock, the quotient obtained by dividing (i) the excess of (x) the product of (A) 9 (as such number may be changed as provided below, the "Multiple") and (B) EBITDA for the twelve month period ending on the fiscal quarter-end immediately preceding such date over (y) the sum of (I) the weighted arithmetic average indebtedness (net of all cash and cash equivalents) during such period of the Company and its consolidated direct and indirect wholly-owned subsidiaries and (II) for each less than wholly-owned direct or indirect subsidiary of the Company the earnings of which are either consolidated with those of the Company or accounted for on an equity basis, the weighted arithmetic average indebtedness (net of all cash and cash equivalents) during such period of such subsidiary multiplied by the proportion of the total earnings (determined on the same basis as, and excluding the same items as in the determination of, EBITDA) of such subsidiary included in EBITDA (excluding earnings attributable to dividends received from such subsidiary), by (ii) the total number of shares of Common Stock on the last day of such period, determined on a fully diluted basis. For purposes of determining the indebtedness of an entity, all preferred stock of the entity, other than preferred stock convertible into Common Stock, shall be considered indebtedness in the amount of the liquidation value thereof plus accumulated but unpaid dividends thereon. Notwithstanding the foregoing provisions of this paragraph
(1), for the ten (10) day period immediately following the occurrence of a Change in Control, Fair Market Value shall not be less than the price per share, if any, paid to any member of the Initial Ownership

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Group or the public tender offer price paid in connection with such Change in
Control. The Committee shall review the Multiple then in effect following the audit of the Company's financial statements each fiscal year, and shall make such increases or decreases in the Multiple as shall be determined by the Committee in good faith to reflect market conditions and Company performance.

         (2) on which a Public Market for the Common Stock exists, (i) the average of the high and low sales prices on such day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on such day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. The Fair Market Value of a share of Common Stock as of any such date on which the applicable exchange or inter-dealer quotation system through which trading in the Common Stock regularly occurs is closed shall be the Fair Market Value determined pursuant to the preceding sentence as of the immediately preceding date on which the Common Stock is traded, a bid and ask price is reported or a trading price is reported by any member of NASD selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value shall be determined by the Committee in good faith to reflect the fair market value of a share of Common Stock.

         (s) "Good Reason" shall mean, unless otherwise provided in a Participant's Grant Agreement, (i) a material diminution in a Participant's duties and responsibilities other than a change in such Participant's duties and responsibilities that directly results from a Change in Control, (ii) a decrease in a Participant's base salary, bonus opportunity or benefits other than a decrease in benefits that applies to all employees of the Company or its Affiliates otherwise eligible to participate in the applicable benefit plan, or
(iii) a relocation following a Change in Control of a Participant's primary work location more than 50 miles from the work location immediately prior to the Change in Control, in each case without the Participant's written consent and after the Participant has provided the Committee with written notice specifying the circumstances that the Participant believes constitute Good Reason and the Company fails to cure such circumstances within a reasonable period of time (not to exceed 30 days) after receipt of such notice.

         (t) "Grant" shall mean a grant of (or to grant) an Option under the Plan evidenced by a Stock Option Grant Agreement or a Grant of (or to grant) Restricted Stock under the Plan evidenced by a Restricted Stock Grant Agreement, provided, that in either case, such grant may or may not be made in exchange for consideration paid in accordance with the terms of the relevant Stock Option Grant Agreement or Restricted Stock Grant Agreement.

         (u) "Grant Agreement" shall mean, in the case of the Grant of an Option, an Option Grant Agreement, and in the case of a Grant of Restricted Stock, a Restricted Stock Grant Agreement.

         (v) "Grant Date" with respect to an Award, shall mean the date as of which such Award is granted to a Participant and set forth in the Grant Agreement evidencing such Award.

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         (w)  "JCC" shall mean J. Crew Operating Corp., a wholly owned subsidiary of the Company.

         (x) "Non-Qualified Stock Option" shall mean an Option that is not an "incentive stock option" within the meaning of Section 422 of the Code.

         (y) "Option" shall mean the option to purchase Common Stock granted to any Participant under the Plan. Each Option granted hereunder shall be a Non-Qualified Stock Option and shall be identified as such in the Stock Option Grant Agreement by which it is evidenced.

         (z) "Option Spread" shall mean, with respect to an Option, the excess, if any, of the Fair Market Value of a share of Common Stock as of the applicable Valuation Date over the Exercise Price.

         (aa) "Participant" shall mean an Eligible Employee to whom a Grant of an Option and/or Restricted Stock under the Plan has been made, and, where applicable, shall include Permitted Transferees.

         (bb) "Permitted Transferee" shall have the meaning set forth in Section 5.6.

         (cc) "Person" means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

         (dd) A "Public Market" for the Common Stock shall be deemed to exist for purposes of the Plan if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and trading regularly occurs in such Common Stock in, on or through the facilities of securities exchanges and/or inter-dealer quotation systems in the United States (within the meaning of Rule 902(j) of the Securities Act).

         (ee) "Restricted Stock" shall mean a share of Common Stock that is granted to a Participant pursuant to Section 6 herein.

         (ff) "Restricted Stock Grant Agreement" shall mean an agreement entered into by the Participant and the Company evidencing the Grant of Restricted Stock pursuant to the Plan (a sample of which is attached hereto as Exhibit A).

         (gg) "Retirement" shall mean, when used in connection with the termination of a Participant's Employment, a Participant who is at least age 60 and has been Employed for at least five years at the time of such termination.

         (hh) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (ii) "Stock Option Grant Agreement" shall mean an agreement entered into by each Participant and the Company evidencing the Grant of each Option pursuant to the Plan (a sample of which is attached hereto as Exhibit B).

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         (jj) "Stockholders' Agreement" shall mean the Stockholders' Agreement, attached hereto as Exhibit C or such other stockholders' agreement as may be entered into between the Company and any Participant.

         (kk) "Transfer" shall mean any transfer, sale, assignment, gift, testamentary transfer, pledge, hypothecation or other disposition of any interest. "Transferee" and "Transferor" shall have correlative meanings.

         (ll) "Valuation Adjustments" shall mean that amount of non-cash expense charged against earnings for any period resulting from the application of accounting for business combinations in accordance with Statement of Financial Accounting Standards No. 141. These charges may include, but are not limited to, amounts such as inventory revaluations, property, plant and equipment revaluations, goodwill amortization and finance fee amortization.

         (mm) "Valuation Date" shall mean (i) prior to the existence of a Public Market for the Common Stock, the last day of each fiscal quarter, (ii) on or after the existence of a Public Market for the Common Stock, the trading date immediately preceding the date of the relevant transaction, or (iii) in the event of a Change in Control, the date of the consummation of such Change in Control.

         (nn) "Vesting Date" shall mean, in the case of an Option, the date an Option becomes exercisable pursuant to Section 5.4 herein, and, in the case of Restricted Stock, the date a share of Restricted Stock vests pursuant to Section
6.3 herein.

         (oo) "Withholding Request" shall have the meaning set forth in Section
5.10 herein.

3.       Administration of the Plan

         The Committee shall be appointed by the Board and shall administer the Plan. In the absence of a Committee, the Board shall administer the Plan and all references herein to Committee shall include the Board. No member of the Committee shall participate in any decision that specifically affects such member's interest in the Plan.

         3.1 Powers of the Committee. In addition to the other powers granted to the Committee under the Plan, the Committee shall have the power: (a) to determine to which of the Eligible Employees Grants shall be made; (b) to determine the time or times when Grants shall be made and to determine the type of Award and the number of shares of Common Stock subject to each such Grant;
(c) to prescribe the form of any instrument evidencing a Grant; (d) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan; (e) to construe and interpret the Plan, such rules and regulations and the instruments evidencing Grants; and (f) to make all other determinations necessary or advisable for the administration of the Plan.

         3.2 Determinations of the Committee. Any Grant, determination, prescription or other act of the Committee shall be final and conclusively binding upon all persons.

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         3.3 Indemnification of the Committee. No member of the Committee or the
Board shall be liable for any action or determination made in good faith with respect to the Plan or any Grant. To the full extent permitted by law, the Company shall indemnify and hold harmless each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that such person, or such person's testator or intestate, is or was a member of the Committee.

         3.4 Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock pursuant to any Award, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Common Stock are listed or traded. In addition to the terms and conditions provided herein, the Committee may require that a Participant make such reasonable covenants, agreements and representations as the Committee, in its sole discretion, deems advisable in order to comply with any such laws, regulations or requirements.

         3.5 Inconsistent Terms. Except as specifically provided herein or in any Participant's Grant Agreement, in the event of a conflict between the terms of the Plan and the terms of any Grant Agreement, the terms of the Plan shall govern.

4.       Shares Subject to the Plan

         Subject to the adjustments provided in Section 7 herein, the maximum number of shares of Common Stock available for Awards under the Plan shall be 4,798,160 shares. To the extent that any Option or Restricted Stock granted under the Plan is forfeited, terminates, expires or is canceled without having been exercised, the shares of Common Stock covered by such Option or Restricted Stock shall again be available for Grant under the Plan.

         Unless the Board determines otherwise, of the maximum number of shares of Common Stock:

         (a) 1,115,812 shares of Common Stock shall be reserved for the issuance of Options with an Exercise Price of $6.82, provided that if the Fair Market Value of a share of Common Stock is greater than $6.82, such Exercise Price may be greater than $6.82;

         (b) 1,115,812 shares of Common Stock shall be reserved for the issuance of Options with an Exercise Price of $25.00, provided that if the Fair Market Value of a share of Common Stock is greater than $25.00, such Exercise Price may be greater than $25.00;

         (c) 1,115,812 shares of Common Stock shall be reserved for the issuance of Options with an Exercise Price of $35.00, provided that if the Fair Market Value of a share of Common Stock is greater than $35.00, such Exercise Price may be greater than $35.00; and

         (d) 1,450,724 shares of Common Stock shall be reserved for the issuance of shares of Restricted Stock.

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5.       Options

         5.1 Identification of Options. The Options granted under the Plan shall be clearly identified in the Stock Option Grant Agreement as Non-Qualified Stock Options.

         5.2 Exercise Price. The Exercise Price of any Option granted under the Plan shall be such price as the Committee shall determine (which may be equal to, less than or greater than the Fair Market Value of a share of Common Stock on the Grant Date for such Options) and which shall be specified in the Stock Option Grant Agreement; provided that such price may not be less than the minimum price required by law or provided in Section 4 herein.

         5.3 Grant Date. The Grant Date of the Options shall be the date designated by the Committee and specified in the Stock Option Grant Agreement as the date the Option is granted.

         5.4 Vesting Date of Options. Each Stock Option Grant Agreement shall indicate the date or conditions under which such Option shall become exercisable; provided, however, that, unless otherwise provided in a Participant's Stock Option Grant Agreement, if during the one-year period after a Change in Control the Participant's Employment is terminated by the Company or its Affiliate without Cause or by the Participant for Good Reason, all outstanding Options held by such Participant shall become immediately exercisable as of the effective date of the termination of such Participant's Employment.

         5.5 Expiration of Options. With respect to each Participant, such Participant's Option(s), or portion thereof, which have not become exercisable shall expire on the date such Participant's Employment is terminated for any reason. With respect to each Participant, each Participant's Option(s), or any portion thereof, which have become exercisable shall expire on the earlier of
(i) the commencement of business on the date the Participant's Employment is terminated for Cause; (ii) 90 days after the date the Participant's Employment is terminated for any reason other than Cause, Retirement, death or Disability;
(iii) one year after the date the Participant's Employment is terminated by reason of death, Retirement or Disability; or (iv) the 10th anniversary of the Grant Date for such Option(s). Notwithstanding the foregoing, the Committee may specify in the Stock Option Grant Agreement a different expiration date or period for any Option granted hereunder, and such expiration date or period shall supersede the foregoing expiration period.

         5.6 Limitation on Transfer. During the lifetime of a Participant, each Option shall be exercisable only by such Participant unless the Participant obtains written consent from the Company to Transfer such Option to a specified Transferee (a "Permitted Transferee") or the Participant's Stock Option Grant Agreement provides otherwise.

         5.7 Condition Precedent to Transfer of Any Option. It shall be a condition precedent to any Transfer of any Option by any Participant that the Transferee, if not already a Participant in the Plan, shall agree prior to the Transfer in writing with the Company to be bound by the terms of the Plan and the Stock Option Grant Agreement as if he had been an original signatory thereto.

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         5.8  Effect of Void Transfers. In the event of any purported Transfer of any Options in violation of the provisions of the Plan, such purported Transfer shall, to the extent permitted by applicable law, be void and of no effect.

         5.9 Exercise of Options. A Participant may exercise any or all of his vested Options by serving an Exercise Notice on the Company as provided in
Section 5.10 herein.

         5.10 Method of Exercise. The Option shall be exercised by delivery of written notice to the Company's principal office (the "Exercise Notice"), to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise (the "Exercise Date"). Such notice shall
(a) specify the number of shares of Common Stock with respect to which the Option is being exercised, the Grant Date of such Option and the Exercise Date,
(b) be signed by the Participant, and (c) prior to the existence of a Public Market for the Common Stock, indicate in writing that the Participant agrees to be bound by the Stockholders' Agreement, and (d) if the Option is being exercised by the Participant's Permitted Transferee(s), such Permitted Transferee(s) shall indicate in writing that they agree to and shall be bound by the Plan and Stock Option Grant Agreement as if they had been original signatories thereto. The Exercise Notice shall include (i) payment in cash for an amount equal to the Exercise Price multiplied by the number of shares of Common Stock specified in such Exercise Notice, (ii) a certificate representing the number of shares of Common Stock with a Fair Market Value equal to the Exercise Price (provided the Participant has owned such shares at least six months prior to the Exercise Date) multiplied by the number of shares of Common Stock specified in such Exercise Notice, or (iii) a combination of (i) and (ii) or any method otherwise approved by the Committee. In addition, the Exercise Notice shall include payment either in cash or previously-owned shares of Common Stock in an amount equal to the applicable withholding taxes based on the Option Spread for each share of Common Stock specified in the Exercise Notice as of the most recent Valuation Date unless the Participant requests, in writing, that the Company withhold a portion of the shares that are to be distributed to the Participant to satisfy the minimum applicable federal, state and local withholding taxes incurred in connection with the exercise of the Option (the "Withholding Request"). The Committee, in its sole discretion, will either grant or deny the Withholding Request and shall notify the Participant of its determination prior to the Exercise Date. If the Withholding Request is denied, the Participant shall pay an amount equal to the applicable withholding taxes based on the Option Spread for each share of Common Stock specified in the Exercise Notice as of the most recent Valuation Date on or before such Exercise Date. The partial exercise of the Option, alone, shall not cause the expiration, termination or cancellation of the remaining Options.

         5.11 Certificates of Shares. Upon the exercise of the Options in accordance with Section 5.10 and, prior to the existence of a Public Market for the Common Stock, execution of the Stockholders' Agreement, certificates of shares of Common Stock shall be issued in the name of the Participant and delivered to such Participant as soon as practicable following the Exercise Date. Each certificate shall contain such legends as the Committee deems appropriate. Prior to the existence of a Public Market, no shares of Common Stock shall be issued to any Participant until such Participant agrees to be bound by and executes the Stockholders' Agreement. In addition, prior to the existence of a Public Market for the Common Stock, the

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Committee may require that the certificate evidencing any shares of Common Stock be held in custody by the Company.

         5.12 Termination of the Options. The Committee may, at any time, in its absolute discretion, without amendment to the Plan or any relevant Stock Option Grant Agreement, terminate the Options then outstanding, whether or not exercisable, provided, however, that the Company, in full consideration of such termination, shall pay (a) with respect to any Option, or portion thereof, then outstanding, an amount equal to the Option Spread determined as of the Valuation Date coincident with or next succeeding the date of termination. Such payment shall be made as soon as practicable after the payment amounts are determined, provided, however, that the Company shall have the option to make payments to the Participants by issuing a note to the Participant bearing a reasonable rate of interest as determined by the Committee in its absolute discretion.

6.       Restricted Stock

         6.1 Grant of Restricted Stock. The Committee may, in its sole discretion, Grant Awards of Restricted Stock to Eligible Employees at such times, in such amounts and subject to such terms and conditions as the Committee may determine, but not inconsistent with the Plan. The Committee shall send written notice to each Eligible Employee selected to receive an Award of Restricted Stock, which shall include a Restricted Stock Grant Agreement. In order to accept the Award of Restricted Stock, such Eligible Employee must execute the Restricted Stock Grant Agreement and, prior to the existence of a Public Market for the Common Stock, such Eligible Employee must also execute the Stockholders' Agreement.

         6.2 Grant Date. The Grant Date of a share of Restricted Stock shall be the date designated by the Committee and specified in the Restricted Stock Grant Agreement as the date the share of Restricted Stock is granted.

         6.3 Vesting Date of Restricted Stock. Each Restricted Stock Grant Agreement shall indicate the date or dates under which such the shares of Restricted Stock shall become vested; provided, however, that, unless otherwise provided in a Participant's Restricted Stock Grant Agreement, if during the one-year period after a Change in Control the Participant's Employment is terminated by the Company or its Affiliate without Cause or by the Participant for Good Reason, all unvested shares of Restricted Stock held by such Participant shall become immediately vested as of the effective date of the termination of such Participant's Employment.

         6.4 Limitation of Transfer of Restricted Stock. Prior to the existence of a Public Market for Common Shares, each share of Restricted Stock shall not be Transferred unless the Participant obtains written consent from the Company to Transfer such share of Restricted Stock to a specified Permitted Transferee or the Participant's Restricted Stock Grant Agreement provides otherwise. It shall be a condition precedent to any Transfer of any share of Restricted Stock by any Participant that the Transferee, if not already a Participant in the Plan, shall agree prior to the Transfer in writing with the Company to be bound by the terms of the Plan and the Restricted Stock Grant Agreement as if he had been an original signatory thereto. In the event of

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any purported Transfer of any share of Restricted Stock in violation of the provisions of the Plan, such purported Transfer shall, to the extent permitted by applicable law, be void and of no effect.

         6.5 Issuance of Certificates. Reasonably promptly after the receipt by the Company of the Restricted Stock Grant Agreement and Stockholders' Agreement executed by the Participant with respect to the shares of Restricted Stock granted by the Restricted Stock Grant Agreement, the Company shall cause to be issued stock certificates, registered in the name of the Participant, evidencing the shares of Common Stock granted by the Restricted Stock Grant Agreement. Each certificate shall contain such legends as the Committee deems appropriate. Prior to the existence of a Public Market for the Common Stock, the Committee may require that the certificate evidencing any shares of Common Stock be held in custody by the Company, and that, as a condition of any Award, the Committee may require that the Participant deliver to the Company a stock power, endorsed in blank, relating to the share of Restricted Stock covered by such Award.

         6.6 Termination of Restricted Stock. The Committee may, at any time, in its sole discretion, terminate any Award of shares of Restricted Stock then outstanding, whether vested or not, provided, however, that the Company, in full consideration of such termination shall pay with respect to each share of Common Stock, whether or not vested on the date of such termination, an amount equal to the Fair Market Value of a share of Common Stock, determined as of the Valuation Date coincident with or next succeeding the date of termination. Such payment shall be made as soon as practicable after the payment amounts are determined.

         6.7 Expiration of Restricted Stock. Subject to Section 6.3 above, with respect to each Participant, such Participant's shares of Restricted Stock which have not become vested on the date such Participant's Employment is terminated for any reason shall be immediately forfeited unless otherwise specified in the Restricted Stock Grant Agreement.

         6.8 Other Restrictions. At the time of an Award, the Committee may impose such additional restrictions on the Restricted Stock awarded as it, in its sole discretion, deems appropriate.

         6.9 Rights as Shareholders.

             (a) Dividends. Unless otherwise provided in the Restricted Stock Grant Agreement, ordinary and routine dividends paid in cash with respect to shares of Restricted Stock that are outstanding as of the relevant record date for such dividends shall be distributed to the Participant at such time and in the manner paid to holders of shares of Common Stock. Stock dividends issued with respect to shares of Restricted Stock covered by the Award shall be treated as additional shares under the Award and shall be subject to the same restrictions and terms and conditions that apply to the shares of Restricted Stock with respect to which such dividends are issued.

             (b) Voting. To the extent that the holders of shares of Common Stock are entitled to vote, the Participant shall be entitled to vote his shares of Common Stock, or in the case of Restricted Stock held in custody by the Company, direct the Company as to the manner as to which the shares of Common Stock underlying the Award shall be voted.

7.       Adjustment Upon Changes in Company Stock.

         7.1 Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall, make such adjustments with respect to the number of shares of Common Stock subject to the Awards, or in the case of Options, the exercise price per share of Common Stock of each such Option, as the Committee may consider appropriate to prevent the enlargement or dilution of rights.

         7.2 Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), the Awards outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to any such Award would have received in such merger or consolidation (it being understood that if, in connection with such transaction, the stockholders of the Company retain their shares of Common Stock and are not entitled to any additional or other consideration, the Awards shall not be affected by such transaction).

         7.3 Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

             (a) provide for the exchange of any Award outstanding immediately prior to such event (whether or not then exercisable or vested) for an award with respect to, as appropriate, some or all of the property for which the stock underlying such Award is exchanged and, incident thereto, make an equitable adjustment, as determined by the Committee, in the Exercise Price of the Options, if applicable, or the number of shares or amount of property subject to the Award or, if appropriate, provide a cash payment to the Participants in partial consideration for the exchange of Awards as the Committee may consider appropriate to prevent dilution or enlargement of rights;

             (b) cancel, effective immediately prior to the occurrence of such event, any Award outstanding immediately prior to such event (whether or not then exercisable or vested), and in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Common Stock subject to such Award, equal to (A) with respect to an Option, the excess of (x) the value, as determined by the Committee in its sole discretion, of securities and property (including cash) received by the holders of shares of Common Stock as a result of such event over
(y) the Exercise Price of such Option or (B) with respect to Restricted Stock , the value, as determined by the Committee in its sole discretion, of securities and property (including cash) received by the holders of the shares of Common Stock as a result of such event; or

             (c) provide for any combination of (a) or (b).

         7.4 Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 7.1, 7.2 or 7.3 hereof, the Committee may make such adjustments in the number and class of shares subject to the Awards outstanding on the date on which such change occurs and, in the case of Options, in the per-share Exercise Price of each such Option, as the Committee may consider appropriate to prevent dilution or enlargement of rights.

         7.5 Consideration Received on Unvested Restricted Stock. Notwithstanding the foregoing and unless otherwise determined by the Committee or provided in a Restricted Stock Grant Agreement, in respect of any unvested shares of Restricted Stock underlying an Award, in the event of a Change in Control in connection with which the holders of shares of Common Stock receive cash or any other property as consideration, the Company shall hold such consideration paid (cash or otherwise) in respect of such shares in escrow and such consideration shall be subject to the same restrictions and terms and conditions, including vesting schedule, that applied to the shares of Restricted Stock with respect to which such consideration was paid and except with respect to cash consideration, the terms and conditions of the Plan and Restricted Stock Grant Agreement shall apply to such consideration in the same manner as it applies to the Restricted Stock. With respect to any cash consideration, within a reasonable time following any applicable Vesting Date, the Company shall release to the Participant that portion of the cash consideration paid in respect of his shares of Restricted Stock, provided, that the Participant is continuously Employed by the Company or any of its Affiliates through such Vesting Date.

         7.6 No Other Rights. Except as expressly provided in the Plan or the Grant Agreements evidencing the Awards, the Participants shall not have any rights by reason of any subdivision or consolidation of shares of Common Stock or shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of Common Stock or shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or the Grant Agreements evidencing the Awards, no issuance by the Company of shares of Common Stock or shares of stock of any class, or securities convertible into shares of Common Stock or shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to the Awards or, in the case of Options, the Exercise Price of such Options.

8.       Amendment of the Plan or Awards

         The Committee may, in its absolute discretion, amend the Plan or terms of any Award, provided, however, that any such amendment shall not impair or adversely affect the Participants' rights under the Plan or such Award without such Participant's written consent.

9.       Miscellaneous

         9.1 Rights as Stockholders. The Participants shall not have any rights as stockholders with respect to any shares of Common Stock covered by or relating to the Awards granted pursuant to the Plan until the date the Participants become the registered owners of such shares. Except as otherwise expressly provided herein, no adjustment to the Awards shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

         9.2 No Special Employment Rights. Nothing contained in the Plan shall confer upon the Participants any right with respect to the continuation of their Employment or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate Employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participants from the rate in existence at the time of the Grant of any Award.

         9.3 No Obligation to Exercise. The Grant to the Participants of the Options shall impose no obligation upon the Participants to exercise such Options.

         9.4 Restrictions on Common Stock. Prior to the existence of a Public Market for the Common Stock, the rights and obligations of the Participants with respect to Common Stock obtained through the Grant of Restricted Stock or upon the exercise of any Option provided in the Plan shall be governed by the terms and conditions of the Stockholders' Agreement.

         9.5 Withholding Taxes. Whenever shares of Restricted Stock are to be issued hereunder or shares of Common Stock are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such issuance prior to the delivery of any certificate or certificates for such shares.

         9.5 Notices. All notices and other communications hereunder shall be in writing and shall be given and shall be deemed to have been duly given if delivered in person, by cable, telegram, telex or facsimile transmission, to the parties as follows:

         If to the Participant:

         To the address shown on the Grant Agreement.

         If to the Company:

         J. Crew Group Inc.
         770 Broadway, 12th Floor
         New York, NY 10003
         Attention:  General Counsel

         or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

         9.6 Descriptive Headings. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

         9.7 Severability. In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not in any way be impaired, it being intended that all rights, powers and privileges of the Company and Participants shall be enforceable to the fullest extent permitted by law.

         9.8 Governing Law. The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the provisions governing conflict of laws.

         EXHIBIT A

                        RESTRICTED STOCK GRANT AGREEMENT

         THIS AGREEMENT, made as of this [___] day of [_____], 200[__] between J.CREW GROUP INC. (the "Company") and [___________] (the "Participant").

         WHEREAS, the Company has adopted and maintains the J. Crew Group, Inc. 2003 Equity Incentive Plan (the "Plan") to promote the interests of the Company and its stockholders by providing the Company's key employees and others with an appropriate incentive to encourage them to continue in the employ of the Company and to improve the growth and profitability of the Company;

         WHEREAS, the Plan provides for the Grant to Participants in the Plan of restricted shares of Common Stock of the Company.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

         1. Investment. The Participant represents that the shares of Restricted Stock (as defined herein) are being acquired for investment and not with a view toward the distribution thereof.

         2. Grant of Restricted Stock. Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Company hereby Grants to the Participant an Award of [______] shares of Common Stock of the Company (collectively, the "Restricted Stock").

         3. Grant Date. The Grant Date of the Restricted Stock hereby granted is [________].

         4. Incorporation of Plan. All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of this Agreement, as interpreted by the Committee, shall govern. All capitalized terms used herein shall have the meanings given to such terms in the Plan.

         5. Vesting Date. The Restricted Stock shall become vested as follows:
[vesting schedule]. Notwithstanding the foregoing, if within the one-year period after a Change in Control the Participant's Employment is terminated by the Company or its Affiliate without Cause or by the Participant for Good Reason, all shares of Restricted Stock underlying this Award shall become immediately vested as of the effective date of the termination of such Participant's Employment.

         6. Forfeiture. Subject to the provisions of the Plan, with respect to the shares of Restricted Stock which have not become vested on the date the Participant's Employment is terminated for any reason, the Award of Restricted Stock shall expire and such unvested shares of Restricted Stock shall immediately be forfeited on such date.

         7. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

         8. Limitation on Transfer. All shares of Restricted Stock granted hereunder shall be subject to the terms and conditions of the Stockholders' Agreement, dated as of __________, 200__, between the Company, the Participant and TPG Partners II, L.P. (the "Stockholders' Agreement"). Prior to the existence of a Public Market for Common Shares, each share of Restricted Stock shall not be Transferred unless the Participant obtains written consent from the Company to Transfer such share of Restricted Stock to a specified Permitted Transferee or the Participant's Restricted Stock Grant Agreement provides otherwise. It shall be a condition precedent to any Transfer of any share of Restricted Stock by the Participant that the Transferee, if not already a Participant in the Plan, shall agree prior to the Transfer in writing with the Company to be bound by the terms of the Plan and this Agreement as if he had been an original signatory thereto. In the event of any purported Transfer of any share of Restricted Stock in violation of the provisions of the Plan and this Agreement, such purported Transfer shall, to the extent permitted by applicable law, be void and of no effect.

         9. Integration. This Agreement, the Plan and the Stockholders' Agreement contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein, the Plan and the Stockholders' Agreement. This Agreement, the Plan and the Stockholders' Agreement supersede all prior agreements and understandings between the parties with respect to its subject matter.

         10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         11. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of NEW YORK, without regard to the provisions governing conflict of laws.

         12. Participant Acknowledgment. The Participant hereby acknowledges receipt of a copy of the Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the Plan, this Agreement and this Award of Restricted Stock shall be final and conclusive.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer and said Participant has hereunto signed this Agreement on the Participant's own behalf, thereby representing that the Participant has carefully read and understands this Agreement and the Plan as of the day and year first written above.

                                                     J.CREW GROUP INC.



                                                     ___________________________
                                                     By:      [____________]
                                                     Title:   [____________]



                                                     ___________________________
                                                     [Insert Participant's Name]

         EXHIBIT B

                          STOCK OPTION GRANT AGREEMENT

         THIS AGREEMENT, made as of this [___] day of [_____], 200[__] between J.CREW GROUP INC. (the "Company") and [___________] (the "Participant").

         WHEREAS, the Company has adopted and maintains the J. Crew Group, Inc. 2003 Equity Incentive Plan (the "Plan") to promote the interests of the Company and its stockholders by providing the Company's key employees and others with an appropriate incentive to encourage them to continue in the employ of the Company and to improve the growth and profitability of the Company;

         WHEREAS, the Plan provides for the Grant to Participants in the Plan of Non-Qualified Stock Options to purchase shares of Common Stock of the Company.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

         1. Grant of Options. Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Company hereby Grants to the Participant a NON-QUALIFIED STOCK OPTION (the "Option") with respect to [________] shares of Common Stock of the Company.

         2. Grant Date. The Grant Date of the Option hereby granted is
[________].

         3. Incorporation of Plan. All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of this Agreement, as interpreted by the Committee, shall govern. All capitalized terms used herein shall have the meanings given to such terms in the Plan.

         4. Exercise Price. The exercise price of each share underlying the Option hereby granted is [____________].

         5. Vesting Date. The Option shall become exercisable as follows:
[vesting schedule]. Notwithstanding the foregoing, if within the one-year period after a Change in Control the Participant's Employment is terminated by the Company or its Affiliate without Cause or by the Participant for Good Reason, all outstanding Options held by such Participant shall become immediately exercisable as of the effective date of the termination of such Participant's Employment.

         6. Expiration Date. Subject to the provisions of the Plan, with respect to the Option or any portion thereof which has not become exercisable, the Option shall expire on the date the Participant's Employment is terminated for any reason, and with respect to any Option or any portion thereof which has become exercisable, the Option shall expire on the earlier of (i) 90 days after the Participant's termination of Employment other than for Cause, Retirement, death, or Disability; (ii) one year after termination of the Participant's Employment by reason of death, Retirement or Disability; (iii) the commencement of business on the date the Participant's Employment is, or is deemed to have been, terminated for Cause; or (iv) the tenth anniversary of the Grant Date.

         7. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

         8. Limitation on Transfer. During the lifetime of the Participant, the Option shall be exercisable only by the Participant. The Option shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Participant may request authorization from the Committee to assign the Participant's rights with respect to the Option granted herein to a trust or custodianship, the beneficiaries of which may include only the Participant, the Participant's spouse or the Participant's lineal descendants (by blood or adoption), and, if the Committee Grants such authorization, the Participant may assign the Participant's rights accordingly. In the event of any such assignment, such trust or custodianship shall be subject to all the restrictions, obligations, and responsibilities as apply to the Participant under the Plan and this Stock Option Grant Agreement and shall be entitled to all the rights of the Participant under the Plan. All shares of Common Stock obtained pursuant to the Option granted herein shall not be transferred except as provided in the Plan and, where applicable, the Stockholders' Agreement.

         9. Integration. This Agreement, the Plan and the Stockholders' Agreement contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein, the Plan and the Stockholders' Agreement. This Agreement, the Plan and the Stockholders' Agreement supersede all prior agreements and understandings between the parties with respect to its subject matter.

         10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         11. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of NEW YORK, without regard to the provisions governing conflict of laws.

         12. Participant Acknowledgment. The Participant hereby acknowledges receipt of a copy of the Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the Plan, this Agreement and the Option shall be final and conclusive.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer and said Participant has hereunto signed this Agreement on the Participant's own behalf, thereby representing that the Participant has carefully read and understands this Agreement and the Plan as of the day and year first written above.

                                                     J.CREW GROUP INC.



                                                     ___________________________
                                                     By:      [____________]
                                                     Title:   [____________]



                                                     ___________________________
                                                     [Insert Participant's Name]

EXHIBIT C

                             STOCKHOLDERS' AGREEMENT

         STOCKHOLDERS' AGREEMENT (this "Agreement"), dated as of ________, 200__, between J. Crew Group, Inc. (the "Company"), TPG Partners II, L.P. ("TPG") and ___________________ (the "Stockholder").

         WHEREAS, the Stockholder is an employee of the Company and in such capacity was granted [an option (the "Option") to purchase shares] [an Award of restricted shares] of common stock of the Company, $.01 par value per share ("Common Stock"), pursuant to the Company's 2003 Equity Incentive Plan (the "2003 Plan");

         WHEREAS, as a condition to the issuance of [shares of Common Stock pursuant to the exercise of an Option] [restricted shares of Common Stock], the Stockholder is required under the 2003 Plan to execute this Agreement;

         [WHEREAS, the Stockholder desires to exercise the Option to purchase __________ shares of Common Stock]; and

         WHEREAS, the Stockholder and the Company desire to enter this Agreement and to have this Agreement apply to the shares to be acquired pursuant to the 2003 Plan and to any shares of Common Stock acquired after the date hereof by the Stockholder from whatever source, subject to any future agreement between the Company and the Stockholder to the contrary (in the aggregate, the "Shares").

         NOW THEREFORE, in consideration of the premises hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows.

         1. Investment. The Stockholder represents that the Shares are being acquired for investment and not with a view toward the distribution thereof.

         2. Issuance of Shares. The Stockholder acknowledges and agrees that the certificate for the Shares shall bear the following legends (except that the second paragraph of this legend shall not be required after the Shares have been registered and except that the first paragraph of this legend shall not be required after the termination of this Agreement):

     The shares represented by this certificate are subject to the terms and conditions of a Stockholders' Agreement dated as of ______________, 200_ and may not be sold, transferred, hypothecated, assigned or encumbered, except as may be permitted by the aforesaid Agreement. A copy of the Stockholders' Agreement may be obtained from the Secretary of the Company.

     The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel for the Company that registration is not required under said Act.

         Upon the termination of this Agreement, or upon registration of the Shares under the Securities Act of 1933 (the "Securities Act"), the Stockholder shall have the right to exchange any Shares containing the above legend (i) in the case of the registration of the Shares, for Shares legended only with the first paragraph described above and (ii) in the case of the termination of this Agreement, for Shares legended only with the second paragraph described above.

         3.  Transfer of Shares; Call Rights.

         (a) The Stockholder agrees that he will not cause or permit the Shares or his interest in the Shares to be sold, transferred, hypothecated, assigned or encumbered except as expressly permitted by this Section 3; provided, however, that the Shares or any such interest may be transferred (i) on the Stockholder's death by bequest or inheritance to the Stockholder's executors, administrators, testamentary trustees, legatees or beneficiaries, (ii) to a trust or custodianship the beneficiaries of which may include only the Stockholder, the Stockholder's spouse, or the Stockholder's lineal descendants (by blood or adoption) and (iii) in accordance with Section 4 of this Agreement, subject in any such case to the agreement by each transferee (other than the Company) in writing to be bound by the terms of this Agreement and provided in any such case that no such transfer that would cause the Company to be required to register the Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be permitted.

         (b) The Company (or its designated assignee) shall have the right commencing on the later of (x) the termination of the Stockholder's employment with the Company for any reason and (y) one-hundred-eighty-one (181) days following the date of the acquisition by the Stockholder of any Shares, to purchase from the Stockholder, and upon the exercise of such right the Stockholder shall sell to the Company (or its designated assignee), all or any portion of the Shares held by the Stockholder as of the date as of which such right, is exercised at a per Share price equal to the Fair Market Value (as defined in the 2003 Plan) of a share of Common Stock determined as of the date as of which such right is exercised. The Company (or its designated assignee) shall exercise such right by delivering to the Stockholder a written notice specifying its intent to purchase Shares held by the Stockholder, the date as of which such right is to be exercised and the number of Shares to be purchased. Such purchase and sale shall occur on such date as the Company (or its designated assignee) shall specify which date shall not be later than ninety
(90) days after the fiscal quarter-end immediately following the date as of which the Company's right is exercised.

         4. Certain Rights.

            (a) Drag Along Rights. If TPG desires to sell all or substantially all of its shares of Common Stock to a good faith independent purchaser (a "Purchaser") (other than any other investment partnership, limited liability company or other entity established for investment purposes and controlled by the principals of TPG or any of its affiliates and other than any employees of TPG or any of its affiliates, hereinafter referred to as a "Permitted Transferee") and said Purchaser desires to acquire all or substantially all of the issued and outstanding shares of Common Stock (or all or substantially all of the assets of the Company) upon such terms and conditions as agreed to with TPG, the Stockholder agrees to sell all of his Shares to said Purchaser (or to vote all of his Shares in favor of any merger or other transaction which would effect a sale of such shares of Common Stock or assets of the Company) at the same price per share of Common Stock and pursuant to the same terms and conditions with respect to payment for the shares of Common Stock as agreed to by TPG. In such case, TPG shall give written notice of such sale to the Stockholder at least 30 days prior to the consummation of such sale, setting forth (i) the consideration to be received by the holders of shares of Common Stock, (ii) the identity of the Purchaser, (iii) any other material items and conditions of the proposed transfer and (iv) the date of the proposed transfer.

            (b)  Tag Along Rights. (i) Subject to paragraph ( iv) of this
Section 4(b), if TPG or its affiliates proposes to transfer any of its shares of Common Stock to a Purchaser (other than a Permitted Transferee), then TPG or such Permitted Transferee (hereinafter referred to as a "Selling Stockholder") shall give written notice of such proposed transfer to the Stockholder (the "Selling Stockholder's Notice") at least 30 days prior to the consummation of such proposed transfer, and shall provide notice to all other stockholders of the Company to whom TPG has granted similar "tag-along" rights (such stockholders together with the Stockholder, referred to herein as the "Other Stockholders") setting forth (A) the number of shares of Common Stock offered,
(B) the consideration to be received by such Selling Stockholder, (C) the identity of the Purchaser, (D) any other material items and conditions of the proposed transfer and (E) the date of the proposed transfer.

            (ii) Upon delivery of the Selling Stockholder's Notice, the Stockholder may elect to sell up to the sum of (A) the Pro Rata Portion (as hereinafter defined) and (B) the Excess Pro Rata Portion (as hereinafter defined) of his Shares, at the same price per share of Common Stock and pursuant to the same terms and conditions with respect to payment for the shares of Common Stock as agreed to by the Selling Stockholder, by sending written notice to the Selling Stockholder within 15 days of the date of the Selling Stockholder's Notice, indicating his election to sell up to the sum of the Pro Rata Portion plus the Excess Pro Rata Portion of his Shares in the same transaction. Following such 15 day period, the Selling Stockholder and each Other Stockholder shall be permitted to sell to the Purchaser on the terms and conditions set forth in the Selling Stockholder's Notice the sum of (X) the Pro Rata Portion and (Y) the Excess Pro Rata Portion of its Shares.

            (iii) For purposes of Section 4(b) hereof, "Pro Rata Portion" shall mean, with respect to shares of Common Stock held by the Stockholder or Selling Stockholder, as the case may be, a number equal to the product of (x) the total number of such shares then owned by the Stockholder or the Selling Stockholder, as the case may be, and (y) a fraction, the numerator of which shall be the total number of such shares proposed to be sold to the Purchaser as set forth in the Selling Stockholder's Notice and the denominator of which shall be the total number of such shares then outstanding (including such shares proposed to be sold by the Selling Stockholder); provided, however, that any fraction of a share resulting from such calculation shall be disregarded for purposes of determining the Pro Rata Portion. For purposes of Section 4(b), "Excess Pro Rata Portion" shall mean, with respect to shares of Common Stock held by the Stockholder or the Selling Stockholder, as the case may be, a number equal to the product of (x) the number of Non-Elected Shares (as defined below) and (y) a fraction, the numerator of which shall be such Stockholder's Pro Rata Portion with respect to such shares, and the denominator of which shall be the sum of
(1) the aggregate Pro Rata Portions with respect to the shares of Common Stock of all of the Other Stockholders that have elected to exercise their rights to sell their Pro Rata Portion of shares of Common Stock, and (2) the Selling Stockholder's Pro Rata Portion of shares of Common Stock (the aggregate amount of such denominator is hereinafter referred to as the "Elected Shares"). For purposes of this Agreement, "Non-Elected Shares" shall mean the excess, if any, of the total number of shares of Common Stock, proposed to be sold to a Purchaser as set forth in a Selling Stockholder's Notice less the amount of Elected Shares.

            (iv) Notwithstanding anything to the contrary contained herein, the provisions of this Section 4(b) shall not apply to any sale or transfer by TPG of shares of Common Stock unless and until TPG, after giving effect to the proposed sale or transfer, shall have sold or transferred in the aggregate (other than to Permitted Transferees) shares of Common Stock, representing 7.5% of shares of Common Stock owned by TPG on the date hereof.

            5. Termination. This Agreement shall terminate immediately following the existence of a Public Market for the Common Stock except that (i) the requirements contained in Section 2 hereof shall survive the termination of this Agreement and (ii) the provisions contained in Section 3 hereof shall continue with respect to each Share during such period of time, if any, as the Stockholder is precluded from selling such Shares pursuant to Rule 144 of the Securities Act. For this purpose, a "Public Market" for the Common Stock shall be deemed to exist if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and trading regularly occurs in such Common Stock in, on or through the facilities of securities exchanges and/or inter-dealer quotation systems in the United States (within the meaning of Section 902(j) of the Securities Act) or any designated offshore securities market (within the meaning of Rule 902(b) of the Securities Act).

            6. Distributions With Respect To Shares. As used herein, the term "Shares" includes securities of any kind whatsoever distributed with respect to the Common Stock acquired by the Stockholder pursuant to the 2003 Plan or any such securities resulting from a stock split or consolidation involving such Common Stock.

            7. Amendment; Assignment. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. Except for the Stockholder's right to assign his or her rights under Section 3(a) or the Company's right to assign its rights under
Section 3(b), no party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

            8. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given if delivered in person or by certified mail, return receipt requested, and shall be deemed to have been given when personally delivered or three (3) days after mailing to the following address:

            If to the Stockholder:

            If to the Company:

            If to TPG:

            or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

            9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but each of which together shall constitute one and the same document.

            10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of NEW YORK, without reference to its principles of conflicts of law.

            11. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective heirs, personal representatives, successors or assigns, any legal or equitable rights, remedy or claim under or in respect of this Agreement or any provision contained herein.

            12. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

            13. Severability. If any term, provision, covenant or restriction of this Agreement, is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            14. Miscellaneous. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                                J. CREW GROUP, INC.

                                                _____________________________
                                                By:
                                                Title:

                                                TPG PARTNERS II, L.P.



                                                _____________________________
                                                By:
                                                Title:

                                                ___________________________
                                                [Stockholder]